UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 7, 2005
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation)		Identification No.)

5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin	53201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (414) 524-1200

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
SIGNATURES

ITEM 8.01 OTHER EVENTS
Johnson Controls, Inc. (“Johnson Controls” or “the Company”) wishes to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 by filing this Form 8-K. By filing this form, Johnson Controls wishes to caution readers that the following important factors, among others, in some cases have affected, and in the future could affect, Johnson Controls’ actual results and could cause its actual consolidated results for the current period, and beyond, to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Johnson Controls.
Johnson Controls performs an assessment at least annually of important business and risk factors that could cause actual results to differ materially from the expectations of Johnson Controls or its management and provides this disclosure for purposes of Regulation FD.
CHANGES IN THE COMMERCIAL MARKETPLACE
A significant decline in the automobile production rate in the United States, Europe, South America, Japan and/or other Asia/Pacific Rim countries; changes in automobile battery supply contracts with Johnson Controls’ major customers; constraints placed upon automobile manufacturers which limit their ability to subcontract for component parts, such as collective bargaining agreements and union negotiations; delays or cancellations of new vehicle programs; market and financial consequences of any recalls that may be required on Company products; delays or difficulties in new product development; the potential introduction of disruptive technologies; financial or market declines of the Company’s customers or suppliers; availability of raw materials necessary for automotive and controls production; rapid increases and volatility of commodity prices; cyclicality of the automobile industry; a significant decline in the construction of new commercial buildings requiring interior control systems; major changes in energy costs or governmental regulations that would decrease the incentive for customers to update or improve their interior control systems; decline in the outsourcing of facility management services.
CHANGES IN LABOR FORCE
The effects of labor strikes, work stoppages, or other interruptions; difficulties in securing employees in major markets where the Company purchases material, components, and supplies or where the Company’s products are produced, distributed or sold; the ability to successfully implement and complete previously announced and planned headcount reductions and changes to the Company’s global manufacturing footprint.
CHANGES IN COMPETITION
Increased pressure to reduce the selling price for Johnson Controls’ products with resulting effects on margins; increased entries of new competitors into markets; the Company’s continued ability to successfully achieve cost reductions to offset or exceed agreed upon price reductions; ability to offset and/or recover commodity price increases from our customers.
CHANGES IN COMPANY STRUCTURE
Start-up expenses incurred by expanding the Company, including inefficiencies and delays; the continued successful implementation of the Company’s restructuring initiatives as well as other profitability improvement programs; underutilization of plants and factories, including plant expansions, resulting in production inefficiencies and higher costs; the Company’s ability to recover engineering and tooling costs; the successful completion of acquisitions and divestitures; amount, rate and growth in Johnson Controls’ selling, general and administrative expenses (e.g., healthcare and/or pension costs); impact of unusual items resulting from on-going evaluations of business strategies, asset valuations, acquisitions, divestitures and organizational structures.
CHANGES IN ANNOUNCED ACQUISTION AND INTEGRATION
The Company’s planned acquisition of York International is subject to many factors including approval by York shareholders of the transaction and regulatory approvals. Additionally, risk of the Company’s ability to obtain the necessary borrowings with acceptable terms.
The timely closing of the York acquisition and after such closing, the Company cautions that numerous important factors, such as achievement of growth and cost synergies, potential disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers, the strength of the U.S. or other economies, cancellation of commercial contracts and other risks
CHANGES IN REGULATORY, FINANCIAL AND POLITICAL ENVIRONMENTS
Effects stemming from changes in trade policies, laws, regulations, activities of governmental agencies, monetary policies, fiscal policies, and other social economic conditions such as trade restrictions or prohibitions; inflation and other monetary fluctuations; the effect of adoption of new accounting standards; import and other charges or taxes; currency exchange rate fluctuations and Johnson Controls’ ability to hedge against foreign exchange rates; the existence of unstable governments and legal systems which may impact Johnson Controls’ continuity of business and ability to obtain authorizations and licensing; possible effects of new legislation; changes in domestic and foreign tax regulations, and the successful resolution of ongoing and pending tax audits that may affect the Company’s applicable tax rates.
CHANGES IN LEGAL PROCEEDINGS
The costs and other effects of legal and administrative cases and proceedings (whether civil, such as environmental and product-related, or criminal), settlements, investigations, claims, and changes in those items; the costs associated with any recalls for products manufactured by Johnson Controls; increases in the Company’s warranty costs; developments or assertions by or against Johnson Controls relating to intellectual property rights and intellectual property licenses.
CHANGES IN ECONOMY
Persistence of long-term economic uncertainty in Asia, South America, the Middle East and other emerging markets in which Johnson Controls competes; other economic changes that may effect the adequacy of cash flows from operations to cover capital needs and debt.
CHANGES DUE TO THE WAR ON TERRORISM
Effects of potential terrorist sponsored events on the Company’s business, which could include accelerating or exacerbating automotive or controls industry risks such as those noted above in this disclosure, heightening Johnson Controls’ business interruption-related risk such as disruption in supply chains, or increasing liability claims against the

Company arising out of commercial facilities the Company has operated or to which the Company has supplied building systems.
ACCURACY OF ASSUMPTIONS
The occurrence of events as a result of which assumptions made by the Company on which forward-looking statements are based, some of which are referred to in, or as part of, the forward-looking statements, prove to be inaccurate or do not prove to be correct.
INTERNATIONAL BUSINESS
Risks associated with international operations and sales, including political, religious and economic instability, local labor market conditions, the imposition of foreign tariffs and other trade barriers, the impact of foreign government regulations, the effects of income and withholding taxes, governmental expropriation and differences in business practices; increased costs to the Company and delays or disruptions that the Company may experience in product deliveries and payments in connection with international manufacturing and sales; and unfavorable changes in political, regulatory and business climates.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
	By:	/s/ R. Bruce McDonald
R. Bruce McDonald
Vice President and Chief Financial Officer

Date: October 7, 2005

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